UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2010

GigOptix, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	333-153362	26-2439072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Geng Road Suite 250, Palo Alto, CA	94303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 424-1937

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2010, GigOptix, Inc. (the “Company”) approved grants under the Company’s 2008 Equity Incentive Plan (“EIP”) of options to purchase shares of the Company’s common stock. The grants included grants of incentive stock options, to the extent so qualified by law, and otherwise, the options are nonstatutory stock options, to the following executives in the following amounts and with the vesting schedule stated below:

Dr. Avi Katz received a total grant of 503,000 options, of which:

•	203,000 options will vest as follows: 50,750 options will vest on March 17, 2011 and 1/36 of the remaining options will vest each month thereafter;

•

An additional 121,100 options will vest on April 1, 2011 if the average closing price of the Company’s common stock during March 2011 is equal to or greater than $2.50; if not, then these options will be cancelled;

•

An additional 122,100 options will vest on April 1, 2012 if the average closing price of the Company’s common stock during March 2012 is equal to or greater than $3.50; if not, then these options will be cancelled; and

•

An additional 56,800 options will vest on April 1, 2013 if the average closing price of the Company’s common stock during March 2013 is equal to or greater than $5.00; if not, then these options will be cancelled.

Andrea Betti-Berutto received a total grant of 162,000 options, of which:

•	61,500 options will vest as follows: 15,375 options will vest on March 17, 2011 and 1/36 of the remaining options will vest each month thereafter;

•

An additional 40,000 options will vest on April 1, 2011 if the average closing price of the Company’s common stock during March 2011 is equal to or greater than $2.50; if not, then these options will be cancelled;

•

An additional 43,000 options will vest on April 1, 2012 if the average closing price of the Company’s common stock during March 2012 is equal to or greater than $3.50; if not, then these options will be cancelled; and

•

An additional 17,500 options will vest on April 1, 2013 if the average closing price of the Company’s common stock during March 2013 is equal to or greater than $5.00; if not, then these options will be cancelled.

Ron Shelton received a total grant of 157,000 options, of which:

•	100,000 options will vest as follows: 25,000 options will vest on March 17, 2011 and 1/36 of the remaining options will vest each month thereafter;

•

An additional 20,000 options will vest on April 1, 2011 if the average closing price of the Company’s common stock during March 2011 is equal to or greater than $2.50; if not, then these options will be cancelled;

•

An additional 20,000 options will vest on April 1, 2012 if the average closing price of the Company’s common stock during March 2012 is equal to or greater than $3.50; if not, then these options will be cancelled; and

•

An additional 17,000 options will vest on April 1, 2013 if the average closing price of the Company’s common stock during March 2013 is equal to or greater than $5.00; if not, then these options will be cancelled.

Julie Tipton received a total grant of 110,000 options, of which:

•	40,000 options will vest as follows: 10,000 options will vest on March 17, 2011 and 1/36 of the remaining options will vest each month thereafter;

•

An additional 27,000 options will vest on April 1, 2011 if the average closing price of the Company’s common stock during March 2011 is equal to or greater than $2.50; if not, then these options will be cancelled;

•

An additional 27,000 options will vest on April 1, 2012 if the average closing price of the Company’s common stock during March 2012 is equal to or greater than $3.50; if not, then these options will be cancelled; and

•

An additional 16,000 options will vest on April 1, 2013 if the average closing price of the Company’s common stock during March 2013 is equal to or greater than $5.00; if not, then these options will be cancelled.

In addition, the Company approved grants of nonstatutory stock options under the EIP to the following directors in the following amounts and with the following vesting schedule:

Neil Miotto received a total grant of 25,000 options, of which:

•	12,500 options will vest as follows: 3,125 options will vest on March 17, 2011 and 1/36 of the remaining options will vest each month thereafter;

•

An additional 5,000 options will vest on April 1, 2011 if the average closing price of the Company’s common stock during March 2011 is equal to or greater than $2.50; if not, then these options will be cancelled;

•

An additional 5,000 options will vest on April 1, 2012 if the average closing price of the Company’s common stock during March 2012 is equal to or greater than $3.50; if not, then these options will be cancelled; and

•

An additional 2,500 options will vest on April 1, 2013 if the average closing price of the Company’s common stock during March 2013 is equal to or greater than $5.00; if not, then these options will be cancelled.

Kimberly D.C. Trapp received a total grant of 20,000 options, of which:

•	10,000 options will vest as follows: 2,500 options will vest on March 17, 2011 and 1/36 of the remaining options will vest each month thereafter;

•

An additional 4,000 options will vest on April 1, 2011 if the average closing price of the Company’s common stock during March 2011 is equal to or greater than $2.50; if not, then these options will be cancelled;

•

An additional 4,000 options will vest on April 1, 2012 if the average closing price of the Company’s common stock during March 2012 is equal to or greater than $3.50; if not, then these options will be cancelled; and

•

An additional 2,000 options will vest on April 1, 2013 if the average closing price of the Company’s common stock during March 2013 is equal to or greater than $5.00; if not, then these options will be cancelled.

Joseph Vallner received a total grant of 20,000 options, of which:

•	10,000 options will vest as follows: 2,500 options will vest on March 17, 2011 and 1/36 of the remaining options will vest each month thereafter;

•

An additional 4,000 options will vest on April 1, 2011 if the average closing price of the Company’s common stock during March 2011 is equal to or greater than $2.50; if not, then these options will be cancelled;

•

An additional 4,000 options will vest on April 1, 2012 if the average closing price of the Company’s common stock during March 2012 is equal to or greater than $3.50; if not, then these options will be cancelled; and

•

An additional 2,000 options will vest on April 1, 2013 if the average closing price of the Company’s common stock during March 2013 is equal to or greater than $5.00; if not, then these options will be cancelled.

C. James Judson received a total grant of 25,000 options, of which:

•	12,500 options will vest as follows: 3,125 options will vest on March 17, 2011 and 1/36 of the remaining options will vest each month thereafter;

•

An additional 5,000 options will vest on April 1, 2011 if the average closing price of the Company’s common stock during March 2011 is equal to or greater than $2.50; if not, then these options will be cancelled;

•

An additional 5,000 options will vest on April 1, 2012 if the average closing price of the Company’s common stock during March 2012 is equal to or greater than $3.50; if not, then these options will be cancelled; and

•

An additional 2,500 options will vest on April 1, 2013 if the average closing price of the Company’s common stock during March 2013 is equal to or greater than $5.00; if not, then these options will be cancelled.

All of the stock options have an exercise price of $1.95 per share, which is the price per share at which the Company’s common stock closed on March 17, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

GIGOPTIX, INC.

By:	/S/ RON SHELTON
Ron Shelton
Chief Financial Officer

Date: March 23, 2010